UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 17, 2008

TOMOTHERAPY INCORPORATED
(Exact name of registrant as specified in its charter)
Wisconsin
(State or other jurisdiction of incorporation)

001-33452 (Commission File Number)	39-1914727 (IRS Employer Identification No.)

1240 Deming Way Madison, Wisconsin (Address of principal executive offices)	53717 (Zip Code)
(608) 824-2800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On April 17, 2008, TomoTherapy Incorporated (the “Company”) issued a press release regarding its estimated 2008 first quarter financial results and revised fiscal 2008 outlook. A copy of the Company’s press release dated April 17, 2008, titled “TomoTherapy Reports Estimated 2008 First-Quarter Financial Results and Revises Fiscal 2008 Outlook” is attached hereto as Exhibit 99.1.
Exhibit 99.1 contains forward-looking statements within the meaning of the federal securities laws. These statements are present expectations, and are subject to the limitations listed therein and in the Company’s other reports filed with the Securities and Exchange Commission, including that actual events or results may differ materially from those in the forward-looking statements.
The foregoing information (including the exhibit hereto) is being furnished under “Item 2.02 Results of Operations and Financial Condition” (including the exhibit hereto) and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.

Number	Description
99.1	Press Release dated April 17, 2008, titled “TomoTherapy Reports Estimated 2008 First-Quarter Financial Results and Revises Fiscal 2008 Outlook”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOMOTHERAPY INCORPORATED
Dated: April 17, 2008	By:	/s/ Stephen C. Hathaway
Stephen C. Hathaway
Chief Financial Officer

EXHIBIT INDEX

Number	Description
99.1	Press Release dated April 17, 2008, titled “TomoTherapy Reports Estimated 2008 First-Quarter Financial Results and Revises Fiscal 2008 Outlook”